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                                                                   EXHIBIT 10.36

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Agreement") is made this 5th day of April, 2007, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group (together with its successors and assigns in such capacity, "Agent").

                                  WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of its Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by the Credit Agreement and the other Loan Documents; and

     WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make and extend the financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) the obligations of Grantors arising from this Agreement, the Credit Agreement, and the other Loan Documents, including, without limitation, the Guaranty, and (b) all Obligations of Borrowers (including, without limitation, any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding), plus reasonable attorneys fees and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom, to the extent such fees and expenses are required to be paid by Borrowers under the Credit Agreement (clauses (a) and (b) being hereinafter referred to as the "Secured Obligations"), by the granting of the security interests contemplated by this Agreement.

     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

          (a) "Agent" has the meaning set forth in the preamble hereto.

          (b) "Agreement" has the meaning set forth in the preamble hereto.

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          (c) "Books" has the meaning set forth in Section 2.

          (d) "Chattel Paper" has the meaning set forth in Section 2.

          (e) "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

          (f) "Collateral" has the meaning set forth in Section 2.

          (g) "Commercial Tort Claims" has the meaning set forth in Section 2.

          (h) "Copyrights" means all of the following now owned or hereafter adopted or acquired by a Grantor: copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all restorations, reversions, renewals or extensions thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof,
(iii) the right to sue for past, present and future infringements thereof, and
(iv) all of each Grantor's rights corresponding thereto throughout the world.

          (i) "Copyright Security Agreement" means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto.

          (j) "Credit Agreement" has the meaning set forth in the recitals hereto.

          (k) "General Intangibles" has the meaning set forth in Section 2.

          (l) "Grantor" and "Grantors" have the meanings set forth in the preamble hereto.

          (m) "Intellectual Property" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

          (n) "Intellectual Property Licenses" means any grant of a right to use any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor with respect to such rights, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof.

          (o) "Investment Related Property" means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

          (p) "Lenders" has the meaning set forth in the recitals hereto.

          (q) "Negotiable Collateral" has the meaning set forth in Section 2.

          (r) "Parent" has the meaning set forth in the recitals hereto.


                                        2

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          (s) "Patents" means all of the following now owned or hereafter adopted or acquired by a Grantor: patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals thereof, and improvements thereon, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of each Grantor's rights corresponding thereto throughout the world.

          (t) "Patent Security Agreement" means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto.

          (u) "Pledged Companies" means each Person listed on Schedule 4 hereto as a "Pledged Company," together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.

          (v) "Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

          (w) "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

          (x) "Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies, if any.

          (y) "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, if any.

          (z) "Proceeds" has the meaning set forth in Section 2.

          (aa) "Records" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          (bb) "Secured Obligations" has the meaning set forth in the recitals hereto.

          (cc) "Security Interest" has the meaning set forth in Section 2.

          (dd) "Supporting Obligations" has the meaning set forth in Section 2.


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          (ee) "Trademarks" means all of the following now owned or hereafter adopted or acquired by a Grantor: trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and (i) all extensions, modifications and renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing, and (v) all of each Grantor's rights corresponding thereto throughout the world.

          (ff) "Trademark Security Agreement" means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit D attached hereto.

          (gg) "URL" means "uniform resource locator," an internet web address.

     2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to Agent (and its agents and designees), for the benefit of the Lender Group, a continuing security interest in (hereinafter referred to as the "Security Interest") all of such Grantor's right, title, and interest in and to the following personal property, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

          (a) all of such Grantor's Accounts;

          (b) all of such Grantor's books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) ("Books");

          (c) all of such Grantor's chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper ("Chattel Paper");

          (d) all of such Grantor's interest with respect to any Deposit
Account;

          (e) all of such Grantor's Equipment and fixtures;

          (f) all of such Grantor's general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction ("General Intangibles");


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          (g) all of such Grantor's Inventory;

          (h) all of such Grantor's Investment Related Property;

          (i) all of such Grantor's letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) ("Negotiable Collateral");

          (j) all of such Grantor's rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property ("Supporting Obligations");

          (k) all of such Grantor's interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto ("Commercial Tort Claims");

          (l) all of such Grantor's Real Property;

          (m) all of such Grantor's money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; and

          (n) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Commercial Tort Claims, Real Property, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding the foregoing, "Collateral" shall not include (a) any rights or interests in any lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements), as such, if under the terms of such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements), or applicable law with respect thereto, the valid grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements) has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that the foregoing exclusion shall in no way be (i) construed to apply if any such prohibition would be rendered ineffective under the Code or other applicable law (including the Bankruptcy Code) or principles of equity,
(ii) construed so as to limit, impair or otherwise affect Agent's unconditional continuing security interests in and liens upon any rights or interests of Grantors in or to the proceeds thereof, including monies due or to become due under any such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements) (including any Accounts), or (iii) construed to apply at such time as the condition causing such prohibition shall be remedied and, to the extent severable, "Collateral" shall include any portion of such lease, license, contract, or agreement


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(including Pledged Operating Agreements and Pledged Partnership Agreements) that does not result in such prohibition; (b) any of the outstanding capital Stock of any Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; or (c) any of the outstanding capital Stock of TB Wood's (India) Private Limited.

     3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     4. Grantors Remain Liable. Anything herein to the contrary notwithstanding,
(a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral until such Grantor no longer has any interest therein, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain with the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent's exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

     5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

          (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.

          (b) Schedule 7 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

          (c) Such Grantor is the sole legal and beneficial owner, or, to such Grantor's knowledge, a licensee, of all Intellectual Property owned or purported to be owned by such Grantor or licensed to such Grantor that are material to the conduct of its business. As of the Closing Date, (i) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are registered or the subject of pending applications for registrations, except as set forth on Schedules 1(a), 3(a) and 5(a), respectively, attached hereto;
(ii) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are material to such Grantor's business and that are not registered or the subject of pending applications for registrations, except as set forth in Schedules 1(b), 3(b) and 5(b), respectively, attached hereto; and (iii) such Grantor is not a party to any Intellectual Property Licenses that are material to such Grantor's business, except as set forth on Schedule 2, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Grantor's Copyrights, Patents and Trademarks, and all of its rights and interests in and to any Intellectual Property Licenses. To the extent that the Security Interest in and to such Grantor's Patents, Trademarks and Copyrights can be perfected by filing the following documents, upon the filing of the


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Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary to perfect the Security Interest in and to such Grantor's Patents, Trademarks, and Copyrights, will have been taken and such perfected Security Interests will be enforceable as such as against any and all creditors of and purchasers from any Grantor.

          (d) This Agreement creates a valid security interest in the Collateral of such Grantors, to the extent a security interest therein can be created under the Code, securing the payment and performance of the Secured Obligations. To the extent a security interest in the Collateral can be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest as of the Closing Date have been duly taken or will have been taken upon the filing of financing statements listing such Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 8 attached hereto. Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral (subject to Permitted Liens) of such Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code.

          (e) Except for the Security Interest created hereby, (i) subject to
Section 6.3 and Section 6.4 of the Credit Agreement, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 hereto (as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement) as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property constituting Collateral pledged by such Grantor to Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority of (subject to Permitted Liens) Agent's Liens in the Investment Related Property constituting Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement, (B) upon the taking of possession by Agent (or its agent or designee) of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by such Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) such Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests constitute Collateral and are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

          (f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property constituting Collateral or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

          (g) [intentionally omitted]

          (h) Such Grantor has made in good faith and in accordance with the procedures and regulations of the United States Copyright Office and the United States Patent and Trademark Office, as applicable, all payments, filings and recordations necessary to protect and maintain its interest in the Copyrights, Patents and Trademarks utilized and identified on Schedules 1(a), 3(a) and 5(a) in the United States in a manner sufficient to claim in the public record such Grantor's ownership thereof, including (i) making all necessary registration, maintenance, and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of such Copyrights, Patents and Trademarks, in each case, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Change.

          (i) [intentionally omitted]

          (j) [intentionally omitted]

          (k) No claim has been made in writing and is continuing or, to such Grantor's knowledge, threatened in any written communication directed toward any Grantor that the use by such Grantor of any Intellectual Property does or may violate the Intellectual Property of any Person, except to the extent the same could not reasonably be expected to have a Material Adverse Change. To such Grantor's knowledge, there is currently no infringement or unauthorized use of any item of Intellectual Property contained on Schedules 1, 3 or 5, except to the extent the same could not reasonably be expected to have a Material Adverse Change.

     6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

          (a) Possession or Control of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, Chattel Paper, or Deposit Accounts, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on possession or control, such Grantor, immediately upon the request of Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be reasonably requested by Agent or endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper, together with such undated powers endorsed in blank as shall be requested by Agent (or its agent or designee), or grant control of such Deposit Account, as applicable, to Agent (or its agent or designee). Such Grantor hereby acknowledges and agrees that any such agent or designee of Agent shall be deemed to be a "secured party" with respect to such Collateral for all purposes.

          (b) Chattel Paper.

               (i) Such Grantor shall take all commercially reasonable steps necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

               (ii) If such Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Foothill, Inc., as Agent for the benefit of the Lender Group, pursuant to the Security Agreement dated as of April 5, 2007".


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

          (c) Control Agreements.

               (i) Except to the extent otherwise permitted by the Credit Agreement, such Grantor shall obtain an authenticated Control Agreement from each bank holding a Deposit Account for such Grantor.

               (ii) Except to the extent otherwise permitted by the Credit Agreement, such Grantor shall obtain authenticated Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

          (d) Letter of Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit with a value in excess of $100,000, such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days after becoming a beneficiary) and (ii) if the value is not in excess of $1,000,000, simultaneously with the delivery of quarterly financial statements required pursuant to Section 5.3 of the Credit Agreement, notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent's Account, all in form and substance reasonably satisfactory to Agent.

          (e) Commercial Tort Claims. Such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, simultaneously with the delivery of quarterly financial statements required pursuant to Section
5.3 of the Credit Agreement, notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a value in excess of $100,000 after the date hereof against any third party and, upon request of Agent, promptly amend
Schedule 6 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary by Agent to give Agent a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

          (f) [intentionally omitted].

          (g) Intellectual Property.

               (i) Upon the reasonable written request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, and/or Patent Security Agreements to evidence Agent's Lien on such Grantor's Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (ii) Such Grantor shall have the duty, to the extent material to the operation of such Grantor's business, (A) to reasonably investigate any third party infringement, or misappropriation of any Intellectual Property within a reasonable amount of time after such Grantor becomes aware of such infringement or misappropriation and, if determined by such Grantor to be reasonably necessary to protect such Grantor's rights in such Intellectual Property, take appropriate reasonable action to abate such infringement or misappropriation, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement (other than applications that are deemed by such Grantor in its reasonable business judgment to no longer be necessary to the conduct of such Grantor's business), (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement (other than applications that are deemed by such Grantor in its reasonable business judgment to no longer be necessary to the conduct of such Grantor's business), and (D) to take reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property

Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, and affidavits of incontestability. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor (other than Trademarks, Patents, Copyrights or Intellectual Property Licenses that are deemed by such Grantor in its reasonable business judgment to be no longer necessary in the conduct of such Grantor's business). Such Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is material to the operation of such Grantor's business without the prior written consent of Agent.

               (iii) Such Grantor acknowledges and agrees that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), such Grantor acknowledges and agrees that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default and all expenses incurred by Agent and Lenders in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals), to the extent required to be paid under the Credit Agreement, shall be for the sole account of Borrowers and shall be chargeable to the Loan Account.

               (iv) With respect to the Intellectual Property that a Grantor determines, in its reasonable business judgment, is material to the conduct of Grantor's business, such Grantor agrees to take such steps as are reasonably necessary, including making all necessary payments and filings in connection with registration, maintenance, and renewal of Copyrights, Trademarks and Patents in the United States Copyright Office, the United States Patent and Trademark Office, any other relevant government agencies in foreign jurisdictions that Grantor in its reasonable business judgment deems material to its business, to maintain each such Intellectual Property. Such Grantor hereby agrees to take corresponding steps with respect to each new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes the sole owner or licensee of all rights, title and interest that such Grantor determines, in its reasonable business judgment, are material to the conduct of its businesses. Any expenses incurred in connection with such activities shall be borne solely by such Grantor.

               (v) On each date on which the Compliance Certificate is delivered by Administrative Borrower pursuant to Section 5.3 of the Credit Agreement, such Grantor shall provide Agent with a written report of all new Copyrights, Patents and Trademarks that are registered or the subject of pending applications for registrations, which were acquired or filed by such Grantor during the prior period. In the case of such registrations or applications therefor which were acquired by such Grantor, such Grantor shall file the necessary documents with the appropriate filing office identifying such Grantor as the owner thereof. In each of the foregoing cases, such Grantor shall cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Copyright, Patent and Trademark registrations and applications therefor as being subject to the security interests created thereunder.

               (vi) Upon such a Grantor's receipt from the United States Copyright Office of written notice of registration of any Copyright(s), such Grantor shall promptly (but in no event later than 30 days following such receipt) notify Agent of such registration by delivering, or causing to be delivered to Agent, via overnight courier, electronic mail or telefacsimile at the addresses designated in the Credit Agreement, documentation reasonably sufficient for Agent to perfect Agent's Liens on such Copyright(s).

          (h) Investment Related Property.

               (i) Subject to Section 5.16 of the Credit Agreement, if such Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, simultaneously with the delivery of quarterly financial statements required pursuant to Section 5.3 of the Credit Agreement, deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.

               (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by such Grantor shall be held by such Grantor in trust for the benefit of Agent segregated from such Grantor's other property.

               (iii) Such Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests.

               (iv) After an Event of Default has occurred and is continuing, such Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof.

               (v) As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, such Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to any such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account.

          (i) [intentionally omitted].

          (j) Transfers and Other Liens. Such Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of its Collateral, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

          (k) Other Actions as to Any and All Collateral. Subject to Section
5.16 of the Credit Agreement, such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, simultaneously with the delivery of quarterly financial statements required pursuant to Section 5.3 of the Credit Agreement, notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral (other than Intellectual Property, which are governed by Sections 6(g)(v)) after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), promissory notes (as defined in the Code), or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes or instruments, and, upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents and instruments, or if applicable, deliver such Chattel Paper, documents, promissory notes, instruments, or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary by Agent to protect Agent's Security Interest therein.

     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

          (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

          (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

     8. Further Assurances.

          (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

          (b) Each Grantor hereby authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

          (c) Each Grantor hereby authorizes Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Agent's security interest in the Collateral without such Grantor's signature.

          (d) Each Grantor acknowledges that, prior to the termination of this Agreement, it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

     9. Agent's Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, subject to the terms of such contract, lease or other agreement.

     10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

          (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

          (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

          (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

          (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

          (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

          (g) Agent, on behalf of the Lender Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

     11. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

     12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

     13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that such Grantor's Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group, or that Agent has a security interest therein, and (b) collect such Grantor's Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents.

     14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

     15. Voting Rights.

          (a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with prior notice (unless such Event of Default is an Event of Default specified in Section 7.4 or 7.5 of the Credit Agreement, in which case no such notice need be given) to each Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

          (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially and adversely affect the rights of Agent and the other members of the Lender Group or that would result in any violation of any provision of the Credit Agreement or any other Loan Document.

     16. Remedies. Upon the occurrence and during the continuance of an Event of
Default:

          (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice (or such longer notice period as may be required by law) to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Agent is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned or licensable by any Grantor or with respect to which any Grantor has sublicensable rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent; provided, however, that Agent may exercise the foregoing only upon the occurrence and during the continuance of an Event of Default.

          (c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

          (d) Agent shall have the right to seek the appointment of a receiver for the properties and assets of each Grantor and hereby waives the right to have a bond or other security posted by Agent.

     17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

     18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     19. Indemnity and Expenses.

          (a) Each Grantor agrees to indemnify, defend and hold harmless Agent and the other members of the Lender Group to the same extent and in the same manner as the indemnity made by the Borrowers pursuant to Section 10.3 of the Credit Agreement. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

          (b) Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

     20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

     21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form, manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

     22. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, permitted transferees and permitted assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and this Agreement and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will file, or authorize the filing of, appropriate termination statements to terminate such Security Interests, will return any Collateral in its possession to the applicable Grantor (or its designee) and will execute any documents and take such commercially reasonable actions as are reasonably requested by any Grantor to evidence such termination and release. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Term Loan, LC Obligation or other loans made by any Lender to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

     23. Governing Law.

          (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY

COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

          (c) EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     24. New Subsidiaries. To the extent required by Section 5.16 of the Credit Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Borrowers or any other Grantor is required to enter into this Agreement by executing and delivering in favor of Agent a supplement to this Security Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of such supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

     25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of the Lender Group.

     26. Miscellaneous.

          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

                           [SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:                               TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: Treasurer and Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: President and Treasurer
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

             [SIGNATURE PAGE OF WFF - TB WOOD'S SECURITY AGREEMENT]

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: VP
                                               ---------------------------------

             [SIGNATURE PAGE OF WFF - TB WOOD'S SECURITY AGREEMENT]

                                   SCHEDULE 1
                                   COPYRIGHTS

None.

                                   SCHEDULE 2
                         INTELLECTUAL PROPERTY LICENSES

Trademark Licenses:

      1. Agreement between T.B. Wood's Sons Company and Nabeya Kogyo Co., Ltd., dated April 8, 1986.

      2. Agreement between T.B. Wood's Sons Company and Daido-Sprag Ltd., dated December 13, 1994.

      3. Agreement between T.B. Wood's Incorporated and Daido Precision Ltd., dated April 1, 2000.

      4. License Agreement between Plant Engineering Consultants, Inc. and TB Wood's Enterprises, Inc. dated January 1, 2000.

      5. License Agreement between Societe Industrielle de Transmissions d/b/a Texrope and T.B. Wood's Sons Company dated July 1, 1972.

      6. Addendum Number 1 to the License Agreement between TB Wood's Sons company and Societe Industrielle de Transmissions d/b/a Texrope, dated June 18, 1982.

                                   SCHEDULE 3
                                     PATENTS

        GRANTOR                  COUNTRY                 PATENT            REGISTRATION NO.       REGISTRATION DATE
---------------------     --------------         --------------------    ------------------     --------------------

TB Wood's Incorporated    United States          Housing for Motor       D343,387               1/18/1994
                                                 Control Equipment

TB Wood's Incorporated    United States          Combination of a        5,465,804              11/14/1995
                                                 Power Steering Pump
                                                 and Air Conditioning
                                                 Compressor in an
                                                 Automotive Vehicle

TB Wood's Incorporated    United States          Shaft Mountable         5,304,101              4/19/1994
                                                 Bushing and Hub for
                                                 Industrial Power
                                                 Transmissions

TB Wood's Incorporated    United States          Precision Winding       6,311,920              11/6/2001
                                                 Method and Apparatus

TB Wood's Incorporated    United States          Flexible Coupling       5,611,732              3/18/1997
                                                 with End Stress
                                                 Relief Structure

                                   SCHEDULE 4
                                PLEDGED COMPANIES


        NAME OF PLEDGOR          NAME OF PLEDGED COMPANY      NUMBER OF      CLASS OF      PERCENTAGE OF CERTIFICATE PERCENTAGE OF
                                                            SHARES/UNITS     INTERESTS      CLASS OWNED     NOS.     CLASS PLEDGED
----------------------------- --------------------------- --------------- --------------  -------------- ----------- --------------
Altra Industrial Motion, Inc. TB Wood's Corporation       1,000           common          100%           C-1         100%

TB Wood's Corporation         TB Wood's Incorporated      1,125,000       common          100%           2           100%

TB Wood's Incorporated        Plant Engineering           100% membership LLC membership  100%           n/a         100%
                              Consultants, LLC            interest        interests

TB Wood's Incorporated        TB Wood's Enterprises, Inc. 3,000           common          100%           2           100%

TB Wood's Incorporated        Industrial Blaju, S.A. de   50,000          common          100%           1           65%
                              C.V.

TB Wood's Incorporated        T.B. Wood's Canada Ltd.     5,255           common          100%           1014        65%

TB Wood's Incorporated        Berges Electronic GmBH                                      100%                       65%

                                   SCHEDULE 5
                                   TRADEMARKS

                                                                       APPLICATION/
       GRANTOR                COUNTRY                MARK            REGISTRATION NO.       APP/REG DATE
----------------------- -------------------- ---------------------- -------------------- --------------------
                                                                                         <C
TB Wood's               United States        ALL-PRO                75/290,731/          5/12/1997/
Enterprises, Inc.                                                   2,165,737            6/16/1998

TB Wood's               United States        BRAKETRON              73/254,657/          3/19/1980/
Enterprises, Inc.                                                   1,164,393            8/11/1981

TB Wood's               United States        DECK                   73/581,633/          2/7/1986/
Enterprises, Inc.                            (stylized)             1,409,209            9/16/1986

TB Wood's               United States        DISC-O-TORQUE          72/285,224/          11/20/1967/
Enterprises, Inc.                                                   859,264              10/29/1968

TB Wood's               Mexico               DURA-FLEX              267,615/             6/9/1997/
Enterprises, Inc.                                                   552,086              6/26/1997

TB Wood's               United States        DURA-FLEX              73/158,649/          2/13/1978/
Enterprises, Inc.                                                   1,116,828            4/24/1979

TB Wood's               United States        E-FLOW                 75/280,015/          4/23/1997/
Enterprises, Inc.                                                   2,169,361            6/30/1998

TB Wood's               United States        E-trAC (Stylized)      73/491,494/          7/24/1984/
Enterprises, Inc.                                                   1,333,061            4/30/1985

TB Wood's               United States        E-TROL+PLUS            75/273,178/          4/11/1997/
Enterprises, Inc.                                                   2,156,683            5/12/1998

TB Wood's               United States        FIRST IN COUPLINGS     73/526,310/          3/11/1985/
Enterprises, Inc.                                                   1,361,466            9/24/1985

TB Wood's               Canada               FORMFLEX               352,690/
Enterprises, Inc.                                                   215,307              8/23/1991

TB Wood's               United States        FORM-FLEX              75/273,175/          4/11/1997/
Enterprises, Inc.                                                   2,152,362            4/21/1998

TB Wood's               United States        IMD                    75/272,935/          4/11/1997/
Enterprises, Inc.                                                   2,261,432            7/13/1999

TB Wood's               United States        NLS                    75/273,181/          4/11/1997/
Enterprises, Inc.                                                   2,152,366            4/21/1998

TB Wood's               Canada               PDA-TRAC               1,210,875/           3/24/2004/
Enterprises, Inc.                                                   TMA669,532           8/9/2006

TB Wood's               Mexico               PDA-TRAC               862222/              4/21/2004/
Enterprises, Inc.                                                   862222               4/21/2004

TB Wood's               United States        PDA-TRAC               78/329,999           11/19/2003/
Enterprises, Inc.                                                   2,986,366            8/16/2005

TB Wood's               United States        PETRO-TRAC             78/052,072/          3/8/2001/
Enterprises, Inc.                                                   2,641,082            10/22/2002

TB Wood's               United States        POOLE                  75/251,697/          2/28/1997/
Enterprises, Inc.                                                   2,191,918            9/29/1998

TB Wood's               Mexico               QT POWER CHAIN         573133/              10/20/2002/
Enterprises, Inc.                                                   818826               1/26/2004

TB Wood's               United States        QT POWER CHAIN         76/403,299/          5/2/2002/
Enterprises, Inc.                                                   2,723,745            6/10/2003

TB Wood's               United States        ROTO-CAM               72/285,223/          11/20/1967/

                                                                       APPLICATION/
       GRANTOR                COUNTRY                MARK            REGISTRATION NO.       APP/REG DATE
----------------------- -------------------- ---------------------- -------------------- --------------------
                                                                                         <C
Enterprises, Inc.                                                   859,263              10/29/1968

TB Wood's               United States        ROTO-CONE              72/015,359/          9/10/1956/
Enterprises, Inc.                                                   676,279              3/31/1959

TB Wood's               Canada               SPEEDLIGN              1,223,603/           7/14/2004/
Enterprises, Inc.                                                   TMA665,131           5/29/2006

TB Wood's               Mexico               SPEEDLIGN              666,531/             7/14/04/
Enterprises, Inc.                                                   896,028              8/23/05

TB Wood's               United States        SPEEDLIGN              78/350,700/          1/12/2004/
Enterprises, Inc.                                                   2,991,827            9/6/2005

TB Wood's               United States        S-TRAC                 75/272,936/          4/11/1997/
Enterprises, Inc.                                                   2,257,668            6/29/1999

TB Wood's               United States        SUPERSTART             74/104,389/          10/9/1990/
Enterprises, Inc.                                                   1,686,040            5/12/1992

TB Wood's               United States        SURE GRIP (stylized)   71/640,418/          1/6/1953/
Enterprises, Inc.                                                   645,415              5/14/1957

TB Wood's               Great Britain        SUREFLEX               B998,327/
Enterprises, Inc.                                                   B998,327             9/13/1993

TB Wood's               Australia            SURE-FLEX              B375,472/            5/13/1982/
Enterprises, Inc.                                                   B375,472             5/13/1989

TB Wood's               Canada               SURE-FLEX              645,519/             11/23/1989/
Enterprises, Inc.                                                   380,915              3/1/1991

TB Wood's               Japan                SURE-FLEX              40,343/1982/         5/12/1982/
Enterprises, Inc.                                                   1,923,250            12/24/1986

TB Wood's               Switzerland          SURE-FLEX              405,626/             9/14/1992/
Enterprises, Inc.                                                   405,626              9/14/1992

TB Wood's               United States        SURE-FLEX              72/043,720/          1/9/1958/
Enterprises, Inc.                            (stylized)             668,649              10/21/1958

TB Wood's               Japan                SUREFLEX and Katakana  7-700836/            1/13/1995/
Enterprises, Inc.                                                   1,740,974            1/23/1995

TB Wood's               United States        SURE-GRIP              71/575,508/          3/15/1949/
Enterprises, Inc.                                                   646,423              6/4/1957

TB Wood's               United States        SURE-GRIP              73/136,699/          8/8/1977/
Enterprises, Inc.                                                   1,109,150            12/19/1978

TB Wood's               United States        TRUETUBE               75/273,177/          4/11/1997/
Enterprises, Inc.                                                   2,152,364            4/21/1998

TB Wood's               United States        ULTRACON               72/300,318/          6/13/1968/
Enterprises, Inc.                                                   862,655              12/31/1968

TB Wood's               United States        ULTRACON II            75/273,179/          4/11/1997/
Enterprises, Inc.                                                   2,150,835            4/14/1998

TB Wood's               United States        ULTRA-HELIX            75/559,570/          9/25/1998/
Enterprises, Inc.                                                   2,351,349            5/23/2000

TB Wood's               United States        ULTRA-V                73/001,734/          10/9/1973/
Enterprises, Inc.                                                   1,001,969            1/21/1975

TB Wood's               United States        ULTRA-V                73/003,203/          10/10/1973/
Enterprises, Inc.                                                   1,001,970            1/21/1975

TB Wood's               United States        U-TROL                 73/104,511/          10/26/1976/
Enterprises, Inc.                                                   1,070,167            7/26/1977

TB Wood's               United States        VAR-A-CONE             75/273,180/          4/11/1997/

                                                                       APPLICATION/
       GRANTOR                COUNTRY                MARK            REGISTRATION NO.       APP/REG DATE
----------------------- -------------------- ---------------------- -------------------- --------------------
                                                                                         <C
Enterprises, Inc.                                                   2,152,365            4/21/1998

TB Wood's               United States        W TB WOOD'S (and       75/107,136/          5/20/1996/
Enterprises, Inc.                            design)                2,059,245            5/6/1997

TB Wood's               Canada               WIN-TRAC               1,210,868/           3/24/2004/
Enterprises, Inc.                                                   TMA664,172           5/12/2006

TB Wood's               Community Trademark  WIN-TRAC               3.828.019/           5/20/2004/
Enterprises, Inc.                                                   3.828.019            11/15/2005

TB Wood's               Mexico               WIN-TRAC               653047               4/21/2004
Enterprises, Inc.

TB Wood's               United States        WIN-TRAC               78/306,778/          9/29/2003/
Enterprises, Inc.                                                   2,961,309            6/7/2005

TB Wood's               Mexico               WOOD'S WORK            573134/              10/30/2002/
Enterprises, Inc.                                                   904275               11/30/2002

TB Wood's               United States        WOOD'S@WORK            76/402,992/          5/2/2002/
Enterprises, Inc.                                                   2,801,090            12/30/2003

TB Wood's Sons Company  Germany              FORM-FLEX              D 36648 7W2/         9/22/1983/
                                                                    1,053,953            9/23/1983

TB Wood's Sons Company  Germany              SUREFLEX               W24959/              4/5/1973/
                                                                    926 107              12/17/1974

TB Wood's Incorporated  Argentina            DURA-FLEX              2,066,443/           1/23/1997/
                                                                    1,783,301            3/27/2000

TB Wood's Incorporated  Community Trademark  DURA-FLEX              507.277              2/7/1997

TB Wood's Incorporated  Japan                DURA-FLEX              27318/97/            3/17/1997/
                                                                    4,166,483            7/10/1998

TB Wood's Incorporated  Malaysia             DURA-FLEX              97/01971             2/19/1997

TB Wood's Incorporated  Taiwan               DURA-FLEX              (86)5713/            2/1/1997/
                                                                    807300               7/1/1998

TB Wood's Incorporated  Japan                FORMFLEX               41,517/85/           8/19/1987/
                                                                    1,975,830            8/19/1997

TB Wood's Incorporated  Venezuela            PETRO-TRAC             2001-016447/         9/7/2001/
                                                                    P-245856             8/22/2003

TB Wood's Incorporated  Canada               QT POWER CHAIN         1,157,003/           10/25/2002/
                                                                    TMA623,038           10/20/2004

TB Wood's Incorporated  France               SPEEDLIGN              717,131/             6/19/1974/
                                                                    1,286,266            6/19/1974

TB Wood's Incorporated  Germany              SPEEDLIGN              935,511/
                                                                    935,511              6/10/1974

TB Wood's Incorporated  Great Britain        SPEEDLIGN              99999/
                                                                    1,029,397            5/13/1974

TB Wood's Incorporated  Singapore            SUREFLEX               2556/82/             5/21/1982/
                                                                    T82/02556B           5/21/1982

TB Wood's Incorporated  Benelux              SURE-FLEX              0316801/             10/20/1972/
                                                                    0316801              10/20/1972

TB Wood's Incorporated  Brazil               SURE-FLEX              810,942,631/         8/23/1982/
                                                                    810,942,631          3/19/1995

TB Wood's Incorporated  France               SURE-FLEX              02 3 196 347/        11/27/2002/

                                                                       APPLICATION/
       GRANTOR                COUNTRY                MARK            REGISTRATION NO.       APP/REG DATE
----------------------- -------------------- ---------------------- -------------------- --------------------
Incorporated                                                        02 3 196 347         11/27/2002

TB Wood's Incorporated  Italy                SURE-FLEX              MI2003002784/        9/25/1992/
                                                                    654849               9/25/1974

TB Wood's Incorporated  Canada               WOOD'S@WORK            1,157,004/           10/25/2002/
                                                                    TMA626,975           11/29/2004

                                   SCHEDULE 6
                             COMMERCIAL TORT CLAIMS

None.

                                   SCHEDULE 7
                               OWNED REAL PROPERTY

TB WOOD'S INCORPORATED
Main offices, warehouse Mechanical Division manufacturing plant:
440 North Fifth Street
Chambersburg, PA 17201

Electronics Division Offices and manufacturing plant
3181 Black Gap Road
Chambersburg, PA 17201

801 E. Industrial Ave.
Mt. Pleasant, Michigan 48858

2000 Clovis Baker Road
San Marcos, TX 78666

Houser Road
Greene, PA

                                   SCHEDULE 8
              LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor                                     Jurisdictions
TB Wood's Corporation                       Delaware

TB Wood's Incorporated                      Pennsylvania

Plant Engineering Consultants, LLC          Tennessee

TB Wood's Enterprises, Inc.                 Delaware

                          ANNEX 1 TO SECURITY AGREEMENT
                               FORM OF SUPPLEMENT

     Supplement No. ____ (this "Supplement") dated as of _______________, 200_, to the Security Agreement dated as of April 5, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed as "Grantors" on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of April 5, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of its Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Credit Agreement;

     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrowers; and

     WHEREAS, pursuant to Section 5.16 of the Credit Agreement, new direct or indirect Restricted Subsidiaries of Borrowers and the other Grantors, must execute and deliver to Agent certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group.

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

     1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group, a security interest in and security title to the assets of such New Grantor of the type described in
Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom to the extent such fees and expenses are required to be paid by the Borrowers under the Credit Agreement. Schedule 1, "Copyrights,"
Schedule 2, "Intellectual Property Licenses," Schedule 3, "Patents," Schedule 4, "Pledged Companies," Schedule 5, "Trademarks," Schedule 6, "Commercial Tort Claims," Schedule 7, "Owned Real Property," and Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions," attached hereto supplement Schedule 1,
Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, and
Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

     2. Each New Grantor represents and warrants to Agent, the Lender Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:                           [NAME OF NEW GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAME OF NEW GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               SIGNATURE PAGE OF SUPPLEMENT TO SECURITY AGREEMENT

                                    EXHIBIT A

                      FORM OF COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, 2004, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, the "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of April 5, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Security Agreement dated as of April 5, 2007 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Copyright Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

          (a) all of such Grantor's Copyrights and rights in or to Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all restorations, reversions, renewals or extensions of the foregoing; and

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Copyright.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any United States registered copyrights or applications therefor which become part of the Copyright Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend
Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on
Schedule I.

     5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               _______________________________________,
                                        a ____________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        _______________________________________,
                                        a ____________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        _______________________________________,
                                        a ____________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE OF COPYRIGHT SECURITY AGREEMENT

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE OF COPYRIGHT SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT

                             COPYRIGHT REGISTRATIONS

GRANTOR   COUNTRY   COPYRIGHT   REGISTRATION NO.   REGISTRATION DATE
-------   -------   ---------   ----------------   -----------------


COPYRIGHT SECURITY AGREEMENT

                                    EXHIBIT B

                        FORM OF PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, 2004, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of April 5, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of its Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Security Agreement dated as of April 5, 2007 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Patent Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

          (a) all of its Patents and rights in and to Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any patentable inventions or applications therefor which become part of the Patent Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                   SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                   SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                         PATENTS AND PATENT APPLICATIONS

GRANTOR   COUNTRY   PATENT   REGISTRATION NO.   REGISTRATION DATE
-------   -------   ------   ----------------   -----------------


                                    EXHIBIT C

                           PLEDGED INTERESTS ADDENDUM

     This Pledged Interests Addendum, dated as of _________ ___, 20___, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of April 5, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the undersigned, together with the other Grantors named therein, to Wells Fargo Foothill, Inc., as Agent. Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement and/or the Credit Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a "Pledged Company" under the Security Agreement, each with the same force and effect as if originally named therein.

     The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

                                        [______________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  SIGNATURE PAGE OF PLEDGED INTERESTS ADDENDUM

                  NAME OF PLEDGED     NUMBER OF     CLASS OF   PERCENTAGE OF   CERTIFICATE
NAME OF PLEDGOR       COMPANY       SHARES/UNITS   INTERESTS    CLASS OWNED        NOS.
---------------   ---------------   ------------   ---------   -------------   -----------


                                    EXHIBIT D

                      FORM OF TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, 2004, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of April 5, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group, that certain Security Agreement dated as of April 5, 2007 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group, this Trademark Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

          (a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all extensions, modifications and renewals of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

          (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [signature pages follow]

         IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ______________________________,
                                        a _________ corporation, as a Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS

                             APPLICATION/
GRANTOR   COUNTRY   MARK   REGISTRATION NO.   APP/REG DATE
-------   -------   ----   ----------------   ------------
